UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 3, 2010 (August 31, 2010)
Date of Report (Date of earliest event reported)

Reach Messaging Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-150424	26-1110179
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer Identification No.)

2801 Ocean Park Blvd., Suite 355
Santa Monica, California 90405
(Address of principal executive offices) (Zip Code)

(888) 631-8555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of David R. Wells

On August 31, 2010, David R. Wells resigned as Chief Financial Officer and member of the Board of Directors of Reach Messaging Holdings, Inc. (the “Company”).  The resignation was not related to any disagreement with the Company.  Attached is a copy of the resignation letters from David R. Wells.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit. No.	Description
17.1	Letter of Resignation of CFO - David R. Wells, dated August 31, 2010
17.2	Letter of Resignation of Director - David R. Wells, dated August 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 3, 2010	Reach Messaging Holdings, Inc.

	By:	/s/ Shane Gau
Shane Gau
Chief Executive Officer